UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        October 6, 2006 (October 6, 2006)
                Date of report (Date of earliest event reported)

                          ALLEGHENY GENERATING COMPANY
               (Exact name of registrant as specified in charter)

         Virginia                     1-14688                    13-3079675
 (State or Other Jurisdiction     (Commission File             (IRS Employer
    of Incorporation)                  Number)               Identification No.)

           800 Cabin Hill Drive
        Greensburg, Pennsylvania                                15601-1689
  (Address of principal executive of offices)                   (Zip code)

       Registrant's telephone number, including area code: (724) 837-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPALS OFFICERS.

         (b) On October 6, 2006, Allegheny Energy, Inc. ("AYE") announced the resignation of Hyun Park, as Vice President, General Counsel and Secretary of AYE, effective October 17, 2006. Mr. Park is a member of the Board of Directors (the "Board") of Allegheny Generating Company, an indirect subsidiary of AYE ("AGC"), and resigned from the Board effective October 17, 2006 in connection with his resignation from AYE.





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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ALLEGHENY GENERATING COMPANY


Dated:  October 6, 2006                By: /s/ Philip L. Goulding
                                           -------------------------------------
                                       Name:    Philip L. Goulding
                                       Title:   Vice President